Exhibit (a)(2)

SCHEDULE A

to

Amended and Restated Agreement and Declaration of Trust

of

Forward Funds

Schedule of Series and Classes

Series	Class of Shares
Accessor Aggressive Growth Allocation Fund	Investor Class Institutional Class Class A Class C

Accessor Balanced Allocation Fund	Investor Class Institutional Class Class A Class C

Accessor Frontier Markets Fund	Investor Class Institutional Class Class A Class Z

Accessor Growth Allocation Fund	Investor Class Institutional Class Class A Class C

Accessor Growth & Income Allocation Fund	Investor Class Institutional Class Class A Class C

Accessor Growth Fund	Investor Class Institutional Class Class A Class C Class Z

Accessor High Yield Bond Fund	Investor Class Institutional Class Class A Class C Class Z

Accessor Income Allocation Fund	Investor Class Institutional Class Class A Class C

Accessor Income & Growth Allocation Fund	Investor Class Institutional Class Class A Class C

Accessor Investment Grade Fixed-Income Fund	Investor Class Institutional Class Class A Class C Class Z

Accessor International Equity Fund	Investor Class Institutional Class Class A Class C Class Z

Accessor Limited Duration U.S. Government Fund	Investor Class Institutional Class Class A Class C Class Z

Accessor Mortgage Securities Fund	Investor Class Institutional Class Class A Class C Class Z

Accessor Small To Mid Cap Fund	Investor Class Institutional Class Class A Class C Class Z

Accessor Strategic Alternatives Fund	Investor Class Institutional Class Class A Class C Class Z

Accessor Total Return Fund	Investor Class Institutional Class Class A Class C Class Z

Accessor U.S. Government Money Fund	Investor Class Institutional Class Class A Class C Class Z

Accessor Value Fund	Investor Class Institutional Class Class A Class C Class Z

Forward Banking and Finance Fund	Advisor Class Investor Class Institutional Class Class A Class C

Forward Emerging Markets Fund	Advisor Class Investor Class Institutional Class Class C

Forward Global Infrastructure Fund	Advisor Class Investor Class Institutional Class Class A Class B Class C

Forward Growth Fund	Advisor Class Investor Class Institutional Class Class A Class C

Forward HITR Fund	Advisor Class Investor Class Institutional Class Class A

Forward International Equity Fund	Advisor Class Investor Class Institutional Class Class A Class C

Forward International Fixed Income Fund	Advisor Class Investor Class Institutional Class Class C

Forward International Real Estate Fund	Advisor Class Investor Class Institutional Class Class A Class B Class C

Forward International Small Companies Fund	Advisor Class Investor Class Institutional Class Class A Class C

Forward Large Cap Equity Fund	Advisor Class Investor Class Institutional Class Class A Class C

Forward Legato Fund	Advisor Class Investor Class Institutional Class Class A Class C

Forward Long/Short Credit Analysis Fund	Advisor Class Investor Class Institutional Class Class C

Forward Real Estate Fund	Advisor Class Investor Class Institutional Class Class A Class C

Forward Select Income Fund	Advisor Class Investor Class Institutional Class Class A Class B Class C

Forward Small Cap Equity Fund	Advisor Class Investor Class Institutional Class Class A Class C

Forward Tactical Growth Fund	Investor Class Institutional Class Class C

Forward Strategic Realty Fund	Advisor Class Investor Class Institutional Class Class A Class B Class C

As amended:  March 8, 2007

                        September 11, 2007

                        November 13, 2007

                        January 9, 2008

                        March 5, 2008

                        September 17, 2008

                        January 7, 2009

                        April 29, 2009

                        June 3, 2009

                        June 12, 2009

                        June 17, 2009

                        June 26, 2009